SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 18, 2000




                        CHANGE TECHNOLOGY PARTNERS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



           Delaware                    0-13347                  06-1582875
--------------------------------------------------------------------------------
        (State or other              (Commission             (IRS Employer
        jurisdiction of              File Number)            Identification No.)
        incorporation)



         537 Steamboat Road, Greenwich, Connecticut               06830
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (203) 661-6942
                                                     ---------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

                  On October 5, 2000, InSys Technology Inc. ("Insys"), a Delaware corporation and indirect subsidiary of Change Technology Partners, Inc. ("Change Technology") entered into an agreement for sale and purchase of business assets (the "Agreement") with ATC Insys Technology Inc. ("AIT"), a Delaware corporation, and ATC Group Services Inc., a Delaware corporation ("AIT Group"). The acquisition was consummated on October 18, 2000. Insys also entered into an Assumption Agreement, dated October 18, 2000 with AIT and the AIT Group, under which it agreed to pay and discharge certain debts of AIT (the "AIT Debts").

                  Under the Agreement, Insys has agreed to purchase certain assets (the "Insys Assets") of AIT, a computer consulting company, and the AIT Debts for a purchase price of $667,000. Such purchase price is subject to adjustments, depending on the net cash used or generated by the Insys Assets between September 1, 2000 and the closing date. The Insys Assets were valued at a discount from their net book value. Insys used the proceeds of an equity investment and a working capital advance made to it by its parent company, eHotHouse Inc., a Delaware corporation and direct subsidiary of Change Technology ("eHotHouse"), to finance this acquisition. Under the Agreement, Insys has also agreed to indemnify AIT and the AIT Group for any liability arising out of the AIT Debts, and AIT and the AIT Group has agreed to indemnify Insys for any liability other than the AIT Debts, if it arose prior to October 18, 2000 and relates to the Insys Assets.

                  Insys intends to continue to use the AIT Assets the way AIT used to operate them but will try to develop the business generated from them and integrate it into eHotHouse's long term business strategy.

                  John G. Goodwin, President and Director of Insys, was also the President and a Director of AIT.


Item 7.           Financial Statements and Exhibits

                  (a) Financial statements of business acquired*

                  (b) Pro forma financial information*

                  (c) Exhibits

                           Exhibit Number         Description
                           --------------         -----------

                               2.1                Agreement for Sale and
                                                  Purchase of Business Assets
                                                  among InSys Technology Inc.,
                                                  ATC InSys Technology Inc. and
                                                  ATC Group

                           Exhibit Number         Description
                           --------------         -----------

                                                  Services Inc., dated October
                                                  5, 2000.


                               10.1 Assumption Agreement among InSys Technology Inc., ATC
                                                  InSys Technology Inc. and ATC
                                                  Group Services Inc., dated
                                                  October 18, 2000.



               * to be filed by amendment, as soon as practicable.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHANGE TECHNOLOGY PARTNERS, INC.



Date:  January 29, 2001               By: /s/ Matthew Ryan
                                          --------------------------------------
                                           Matthew Ryan
                                           President and Chief Executive Officer

                                  Exhibit Index
                                  -------------


         Exhibit Number                          Description
         --------------                          -----------

             2.1 Agreement for Sale and Purchase of Business Assets among InSys Technology Inc., ATC InSys Technology Inc. and ATC Group Services Inc., dated October 5, 2000.

             10.1 Assumption Agreement among InSys Technology Inc., ATC InSys Technology Inc. and ATC Group Services Inc., dated October 18, 2000.